EXHIBIT 10.1
EXECUTION VERSION

AMENDMENT NO. 2 TO

CREDIT AGREEMENT

dated as of October 12, 2012,
among
NOVELIS INC.,
as Borrower,

AV METALS INC.,
as Holdings,
and
THE OTHER LOAN PARTIES PARTY HERETO,

THE LENDERS PARTY HERETO,

BANK OF AMERICA, N.A.,
as Administrative Agent,

and
MERRILL LYNCH, PIERCE, FENNER AND SMITH INCORPORATED,
CITIGROUP GLOBAL MARKETS INC.
and
UBS SECURITIES LLC,
as Joint Lead Arrangers and Joint Bookrunners

933495.05-CHISR02A - MSW

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of October 12, 2012, is entered into among NOVELIS INC., a corporation amalgamated under the Canada Business Corporations Act (the “Borrower”), AV METALS INC., a corporation formed under the Canada Business Corporations Act (“Holdings”), the SUBSIDIARY GUARANTORS (as defined in the Credit Agreement referred to below), NOVELIS ITALIA S.P.A. and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) under the Credit Agreement referred to below.
RECITALS
WHEREAS, the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent and the Lenders from time to time party thereto entered into that certain Credit Agreement, dated as of December 17, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Novelis Italia S.p.A. (the “Third Party Security Provider”) has pledged certain assets to secure the Secured Obligations of the Loan Parties;
WHEREAS, the Borrower has requested an amendment to the Credit Agreement as herein set forth; and
WHEREAS, the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent and the Lenders signatory to a consent (an “Acknowledgment and Consent”) have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1.Definitions.     Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement, as amended hereby.
Section 2.Amendments. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:
(i)The definition of "Eligible Assignee" is hereby amended by deleting the reference to Section 8.01(f) therein and replacing it with a reference to Section 8.01(h) in lieu thereof.
(ii)The definition of “Permitted Acquisition” is hereby amended by deleting clause (ix) thereof and inserting the following new clause (ix) in lieu thereof:
(ix) at the time of such Acquisition and after giving effect thereto and any Indebtedness incurred or acquired in connection therewith, on a Pro Forma Basis determined on the basis of the financial information most recently delivered to the Administrative Agent and the

933495.05-CHISR02A - MSW

Lenders pursuant to Section 5.01(a) or (b) as though such Acquisition had been consummated, incurred or assumed as of the first day of the fiscal period covered thereby, (x) the Total Net Leverage Ratio shall be no greater than 5.00 to 1.00 and (y) the Senior Secured Net Leverage Ratio shall be no greater than .25 to 1.00 less than the Senior Secured Net Leverage Ratio required to be maintained at such time under Section 6.10;
(iii)The definition of “Permitted Factoring Facility” is hereby amended by deleting the following text appearing therein: “and is not organized under the laws of, and does not conduct business in, a Principal Jurisdiction”.
(iv)The definition of “Qualified Securitization Transaction” is hereby amended by deleting the first parenthetical contained therein.
(v)The definition of “Total Net Leverage Ratio” is hereby amended by deleting the parenthetical contained therein.
(b)Section 6.10. Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:
Section 6.10    Senior Secured Net Leverage Ratio. Permit the Senior Secured Net Leverage Ratio as of the last day of any Test Period ending during any period set forth in the table below to be greater than the ratio set forth below opposite the period in the table below during which the last day of such Test Period occurs:

Test Period	Senior Secured Net Leverage Ratio
July 1, 2012 and thereafter	3.25 to 1.0

(c)Section 10.07. Section 10.07 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 10.07    Non-Reliance on Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon any Agent, syndication agent, co-documentation agent, arranger or bookrunner listed on the cover page hereto or acting in such capacity in connection with any amendment or in connection with any Incremental Term Loans made hereunder, or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent, syndication agent, co-documentation agent, arranger or bookrunner listed on the cover page hereto or acting in such capacity in connection with any amendment or in connection with any Incremental Term Loans made hereunder, or any other Lender, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Section 3.Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:
(a)    Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:
(i)    this Amendment, duly executed by each of the Loan Parties, the Third Party Security Provider and the Administrative Agent;
(ii)    Acknowledgment and Consents, in the form set forth hereto as Exhibit A, duly executed by the Required Lenders;
(iii)    amendments to the other Loan Documents or such other documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect fully the purposes of this Amendment executed by the parties thereto, including without limitation, any documents that the Administrative Agent may deem reasonably necessary or advisable to reaffirm, confirm or ensure that the Secured Obligations are guaranteed by Holdings and all of the Subsidiary Guarantors and are secured by all Collateral;
(iv)    a favorable opinion of counsels to the Loan Parties, addressed to the Agents and the Lenders in form and substance and from counsels reasonably satisfactory to the Administrative Agent;
(v)    an Officer’s Certificate of a Responsible Officer of the Borrower, addressed to the Revolving Credit Administrative Agent certifying that the Borrower has determined in good faith that this Amendment satisfies the requirements of Section 6.11(d) of the Revolving Credit Agreement; and
(vi)    such additional documentation as the Administrative Agent may reasonably require.

(b)    Payment of Fees, Costs and Expenses. The Administrative Agent (and its Affiliates) shall have received all fees required to be paid (including the Amendment Fees (as defined below)), and all expenses (including the reasonable fees and expenses of legal counsels) for which invoices have been presented, on or before the Amendment Effective Date, in connection with this Amendment.
(c)    Representations and Warranties. Each of the representations and warranties contained in Section 4 and 5 below shall be true and correct in all material respects and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, addressed to the Administrative Agent and dated as of the Amendment Effective Date, certifying the same.
(d)    No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, addressed to the Administrative Agent and dated as of the Amendment Effective Date, certifying the same.
Section 4.Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and each Lender as follows:
(e)    After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.
(f)    The execution, delivery and performance of each of this Amendment and the Credit Agreement as amended hereby by such Loan Party have been duly authorized by all requisite corporate, limited liability company, limited partnership or other organizational action on the part of such Loan Party and will not violate any of the articles of incorporation or bylaws (or other Organizational Documents) of such Loan Party.
(g)    This Amendment has been duly executed and delivered by such Loan Party, and each of this Amendment, the Credit Agreement as amended hereby, and each other Loan Document constitutes the legal, valid and binding obligation of such Loan Party, in each case, to the extent party to such Loan Document, enforceable against such Loan Party in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.
(h)    Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.
Section 5.Representations and Warranties. The Third Party Security Provider hereby represents and warrants to the Administrative Agent and each Lender as follows:
(i)    The execution, delivery and performance by the Third Party Security Provider of this Amendment have been duly authorized by all requisite corporate, limited liability company, limited partnership or other organizational action on the part of the Third Party Security Provider and will not violate any of the articles of incorporation or bylaws (or other Organizational Documents) of the Third Party Security Provider.
(j)    This Amendment has been duly executed and delivered by the Third Party Security Provider, and the Amendment and each other Loan Document constitutes the legal, valid and binding obligation of the Third Party Security Provider, in each case, to the extent party to such Loan Document, enforceable against the Third Party Security Provider in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.
Section 6.Amendment Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 12:00 noon, New York City time, on October 12, 2012, an amendment fee (the “Amendment Fees”) in an amount equal to 0.15% of the aggregate principal amount of the Term Loans of such Lender as of such date without giving effect to the Incremental Term Loan Commitments becoming effective on such date; provided that the Borrower shall have no liability for any such Amendment Fees if this Amendment does not become effective in accordance with Section 3 above. The Amendment Fees shall be payable in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date, shall not be subject to setoff or counterclaim, and shall be in addition to any other fees or amounts referred to in Section 3 above.
Section 7.Continuing Effect; Liens and Guarantees.
(k)     Each of the Loan Parties and the Third Party Security Provider hereby consents to this Amendment, and the execution, delivery and performance of the other Loan Documents to be executed in connection therewith. Each of the Loan Parties and the Third Party Security Providers hereby acknowledges and agrees that all of its Secured Obligations, including all Liens and (in the case of the Loan Parties) Guarantees granted to the Secured Parties under the applicable Loan Documents, are ratified and reaffirmed and that such Liens and Guarantees shall continue in full force and effect on and after Amendment Effective Date to secure and support the Secured Obligations of the Borrower and the Guarantors. Each of the Loan Parties hereby further ratifies and reaffirms the validity, enforceability and binding nature of the Secured Obligations.
(l)    Holdings and each Subsidiary Guarantor hereby (i) acknowledges and agrees to the terms of this Amendment and (ii) confirms and agrees that, each of its Guarantee and any Foreign Guarantee is, and shall continue to be, in full force and effect, and shall apply to all Secured Obligations without defense, counterclaim or offset of any kind and each of its Guarantee and any such Foreign Guarantee is hereby ratified and confirmed in all respects. The Borrower hereby confirms its liability for the Secured Obligations, without defense, counterclaim or offset of any kind.
(m)    Holdings, the Borrower, each other Loan Party and the Third Party Security Provider hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted by it to the Collateral Agent for the benefit of the Secured Parties to secure any of the Secured Obligations by Holdings, the Borrower, any other Loan Party and the Third Party Security Provider pursuant to the Loan Documents to which any of Holdings, the Borrower, any other Loan Party or the Third Party Security Provider is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Agreement, and except as expressly amended by this Agreement, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended by this Agreement.
Section 8.Reference to and Effect on the Loan Documents.
(n)    Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents (including all exhibits and schedules to each of the Credit Agreement and the other Loan Documents) are and shall remain in full force and effect and are hereby ratified and confirmed. The Amendment provided for herein is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or any Lender’s willingness to amend or waive, any other provisions of the Credit Agreement or the same sections or any provision of any other Loan Document for any other date or purpose.
(o)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.
(p)    The execution and delivery of this Agreement by any Loan Party or Third Party Security Provider shall not constitute a joinder by, or agreement to be bound by the terms of, any Loan Document to which such Loan Party or Third Party Security Provider is not a party.
Section 9.Further Assurances.     Holdings, the Borrower, each other Loan Party and the Third Party Security Provider hereby agree to execute any and all further documents, financing statements, agreements and instruments, and take all further actions that the Administrative Agent deems reasonably necessary or advisable in connection with this Amendment to continue and maintain the effectiveness of the Liens and guarantees provided for under the Loan Documents, with the priority contemplated under the Loan Documents. The Administrative Agent and the Collateral Agent are hereby authorized by the Lenders to enter into all such further documents, financing statements, agreements and instruments.
Section 10.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy or electronic image scan transmission (e.g., PDF via electronic email) of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
Section 11.Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 12.Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
Section 13.Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, on the date indicated above.

NOVELIS INC., as the Borrower

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

AV METALS INC., as Holdings

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

NOVELIS CORPORATION, as U.S. Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

NOVELIS PAE CORPORATION, as U.S. Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

NOVELIS BRAND LLC, as U.S. Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NOVELIS SOUTH AMERICA HOLDINGS LLC, as U.S. Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

ALUMINUM UPSTREAM HOLDINGS LLC, as U.S. Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

NOVELIS ACQUISITIONS LLC, as U.S. Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NOVELIS NORTH AMERICA HOLDINGS INC., as U.S. Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

NOVELIS DELAWARE LLC, as U.S. Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NOVELIS UK LTD, as U.K. Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

NOVELIS SERVICES LIMITED, as U.K. Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

NOVELIS AG, as Swiss Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

NOVELIS CAST HOUSE TECHNOLOGY LTD., as Canadian Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

4260848 CANADA INC., as Canadian Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

4260856 CANADA INC., as Canadian Guarantor

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NOVELIS NO. 1 LIMITED PARTNERSHIP, as Canadian Guarantor

By: 4260848 CANADA INC.
Its: General Partner

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

8018227 CANADA INC., as Canadian Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

8018243 CANADA LIMITED, as Canadian Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

NOVELIS EUROPE HOLDINGS LIMITED, as U.K. Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

NOVELIS SWITZERLAND SA, as Swiss Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NOVELIS DEUTSCHLAND GMBH, as German Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

NOVELIS SHEET INGOT GMBH, as German Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

NOVELIS MADEIRA UNIPESSOAL, LDA, as Madeira Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NOVELIS PAE S.A.S., as French Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory
NOVELIS DO BRASIL LTDA., as Brazilian Guarantor

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

Signed and Delivered as a Deed for and on behalf of

NOVELIS ALUMINIUM HOLDING COMPANY,

by its duly authorised attorney,

as Irish Guarantor,
By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title Authorized Signatory

in the presence of:

By:	/s/ Leslie J. Parrette, Jr.
Name: Leslie J. Parrette, Jr.
Title Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NOVELIS ITALIA S.P.A., as Third Party Security Provider

By:	/s/ Randal P. Miller
Name: Randal P. Miller
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Bridgett J. Manduk
Name: Bridgett J. Manduk
Title: Assistant Vice President

EXHIBIT A
October __, 2012
To:    Bank of America, N.A., as Administrative Agent
    1455 Market Street
    San Francisco, California 94103
    Attention: Bridgett Manduk

Re:	Novelis Inc. Amendment No. 2 to Credit Agreement
Ladies and Gentlemen:
Reference is hereby made to (i) the Credit Agreement, dated as of December 17, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Novelis Inc., certain affiliates and subsidiaries of Novelis Inc., the several banks and other financial institutions or entities party thereto as lenders, and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and (ii) Amendment No. 2 to Credit Agreement (the “Second Amendment”), among Novelis Inc., certain affiliates and subsidiaries of Novelis Inc., and the Administrative Agent, in the form posted by the Administrative Agent via Intralinks, Syndtrak or a substantially similar electronic transmission system. Capitalized terms used but not defined herein having the meaning assigned to such terms in the Second Amendment.
CONSENT TO EFFECTIVENESS OF AMENDMENT NO. 2 TO CREDIT AGREEMENT. By signing below, the undersigned, in its capacity as a Lender under the Credit Agreement, hereby acknowledges and consents to, and agrees to the terms of, the Second Amendment and hereby irrevocably authorizes Bank of America, N.A., in its capacity as Administrative Agent, to execute the Second Amendment on behalf of the undersigned with respect to all Loans owned by the undersigned immediately prior to giving effect to the Second Amendment.
IN WITNESS WHEREOF, the undersigned as duly executed this Acknowledgement and Consent as of the date first written above.

________________________________________,

(Name of Institution)
By:
Name:
Title:
[If a second signature is necessary:
By:
Name:
Title:]

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]